                       FIRST AMENDMENT TO LOAN AGREEMENT
                       NEW YORK BAGEL ENTERPRISES, INC.


THIS FIRST AMENDMENT TO LOAN AGREEMENT is made and entered into effective as of August 24, 1998, by NEW YORK BAGEL ENTERPRISES, INC., a Kansas corporation, and LOTS A'BAGELS, INC., a Kansas corporation (together with their respective successors and assigns, "BORROWER"), and NationsBank, N.A., a national banking association (together with its successors and assigns, "BANK"), and amends and is a part of that certain Loan Agreement executed by Borrower and Bank on September 5, 1997.

WHEREAS, Borrower has requested that Bank amend and supplement the terms and conditions of its Loan to Borrower and to consolidate all existing notes of Borrower in favor of Bank; and

WHEREAS, Bank is willing to undertake such an amendment and consolidation in consideration of Borrower's agreement to additionally perform the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1. NEW LOAN TERMS.

Section 1.1. CONSOLIDATION OF LOAN. With the exception of a single existing note in the principal amount of $250,000.00 ("REVOLVER"), representing Borrower's current revolving line of credit with Bank, the Notes shall be and are hereby consolidated into one Note to be evidenced by that certain promissory note of even date herewith executed by Borrower in favor of Bank in the total principal amount of $1,655,444.57 ("TERM NOTE").

Section 1.2. REVISED COMMITMENT AMOUNT. Notwithstanding anything in the Loan Agreement to the contrary, Bank's total commitment to make loans to Borrower (including the Term Note and the Revolver) shall at no time exceed TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) in the aggregate. The maturity

Section 1.3. MATURITY DATE. The Maturity Date, as that term is defined in the Loan Agreement shall be and is hereby revised to September 1, 1999.

Section 1.4. YEAR 2000 COMPLIANCE. Borrower will (i) initiate a review and assessment of all areas within its and each of its subsidiaries' businesses and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its subsidiaries
[or its suppliers and vendors] may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999); (ii) develop a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented the plan in accordance with that timetable. Without having made any investigation of Borrower's vendors or suppliers, Borrower reasonably believes that all computer applications that are material to its or any of its subsidiaries' business operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect. Borrower shall make written inquiry of its material suppliers and vendors during November 1998.

ARTICLE 2.   RATIFICATION AND AFFIRMATION OF LOAN AGREEMENT.

Section 2.1 RATIFICATION OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Borrower hereby ratifies and confirms that all representations and warranties in the Loan Documents are and remain true and correct as of the date hereof and Borrower is and remains bound by the terms of the Loan Documents.

Section 2.2 NO SETOFFS, COUNTERCLAIMS, ETC. As of the date hereof, Borrower hereby acknowledges and agrees that Borrower has no right of claim, counterclaim, offset, defense or other cause of action, direct, indirect, contingent, liquidated or unliquidated, against Bank, and that no Default or Event of Default has occurred and is continuing.

Section 2.3 NO OTHER MODIFICATION. Except as expressly amended by this Amendment, the remaining terms of the Loan Agreement shall remain unaffected and in full force and effect.

ARTICLE 3.   GENERAL PROVISIONS.

Section 3.1 BINDING EFFECT. This Amendment shall be binding upon, and shall inure to the benefit of the parties' respective representatives, successors and assigns.

Section 3.2 CONFORMING PROVISIONS. Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Amendment.

THIS AMENDMENT, TOGETHER WITH THE RESTATED NOTE, LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, ARE THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN BANK AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN US. BANK _____________ AND BORROWER _______/_______ HEREBY ACKNOWLEDGE AND AFFIRM THAT NO SUCH UNWRITTEN, ORAL AGREEMENTS EXIST. EACH PARTY HERETO ACKNOWLEDGES THAT SUFFICIENT SPACE HAS BEEN PROVIDED HEREIN FOR THE PLACEMENT OF NONSTANDARD TERMS.



                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                               NationsBank, N.A./New York Bagel
                                               Page 2

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     IN WITNESS WHEREOF, Borrower has executed this First Amendment to Loan
Agreement as of the date and year first written above.

Borrower:                        NEW YORK BAGEL ENTERPRISES, INC.


                                 By: Robert J. Geresi
                                     ------------------------------------------
                                     Robert J. Geresi, Chairman & Chief
                                     Executive Officer


STATE OF KANSAS     )
                    )   SS.
COUNTY OF SEDGWICK  )


This instrument was acknowledged before me on August 27, 1998, by Robert J. Geresi, Chairman & Chief Executive Officer of New York Bagel Enterprises, Inc.


Tracy Lusher                     By: Tracy Lusher
Notary Public                       --------------------------------------------
State of Kansas                     Signature of notarial officer



My Appointment Expires: August 26, 2000


                                 LOTS A'BAGELS, INC.


                                 By: Robert J. Geresi
                                     ------------------------------------------
                                     Robert J. Geresi, President


STATE OF KANSAS     )
                    )   SS.
COUNTY OF SEDGWICK  )


This instrument was acknowledged before me on August 27, 1998, by Robert J. Geresi, as President of Lots A'Bagels, Inc.


Tracy Lusher                     By: Tracy Lusher
Notary Public                       --------------------------------------------
State of Kansas                     Signature of notarial officer


My Appointment Expires: August 26, 2000


                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                NationsBank, N.A./New York Bagel
                                                                          Page 3


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Bank:                             NationsBank, N.A.



                                  By: M. Drayton Alldritt
                                      ------------------------------------------
                                      M. Drayton Alldritt, Senior Vice President



STATE OF KANSAS     )
                    )   SS.
COUNTY OF SEDGWICK  )



This instrument was acknowledged before me on August 27, 1998, by M. Drayton Alldritt as Senior Vice President of NationsBank, N.A.



Geneva M. Schulte              By: /s/ Geneva M. Schulte
Notary Public                      ---------------------------------------------
State of Kansas                    Signature of notarial officer



My Appointment Expires: June 5, 2000



                                               FIRST AMENDMENT TO LOAN AGREEMENT
                                                NationsBank, N.A./New York Bagel
                                                                          Page 4